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                                                                    Exhibit 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

     We hereby consent to the incorporation by reference of our report dated March 26,2001 relating to the financial statements of Vision Bancshares, Inc. in the Registration Statement on Form SB-2 and Prospectus, and to the reference to our firm therein under the caption "Experts."


/s/ Morrison & Smith, LLP


Tuscaloosa, Alabama
January 22, 2002